Inventories	12 Months Ended
Dec. 31, 2025
Inventories
Inventories

16 Inventories

	2025	2024
	$m	$m
Raw materials and consumables	1,857	1,489
Inventories in process	2,777	2,282
Finished goods and goods for resale	1,923	1,517
Inventories	6,557	5,288

The Group recognised $7,600m (2024: $7,001m; 2023: $6,038m) of inventories as an expense within Cost of sales during the year.

Net inventory write-downs in the year amounted to $314m (2024: $664m; 2023: $574m), principally arising from the reassessment of usage or demand expectations prior to inventory expiration. The decreased charge in the year is due to partial reversals of $407m Andexxa provisions previously recognised in 2024 following the decision to cease promotional activities.